LEASE for 164 Townsend Street, #3 between Movassate Family Trust, Landlord and Compass Pathways, Inc. a Delaware corporation DATED AS OF: August 3, 2021 DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

164 TOWNSEND BASIC LEASE INFORMATION 164 Townsend Street, #3 San Francisco, California DATE OF THIS LEASE: August 3, 2021 LANDLORD: Movassate Family Trust TENANT: Compass Pathways, Inc., a Delaware corporation PREMISES: 164 Townsend, #3 San Francisco, CA 94107 LEASE COMMENCEMENT DATE: August 4, 2021 LEASE EXPIRATION DATE: August 31, 2022 TOTAL MONTHLY RENT $10,000.00 Per Month LANDLORD'S ADDRESS FOR NOTICES: Movassate Family Trust 83 Santiago Ave Atherton, CA 94027 TENANT'S ADDRESS FOR NOTICES: 164 Townsend Street, #3 San Francisco, CA 94107 DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

SECURITY DEPOSIT: $20,000.00 BROKER: Touchstone Commercial Partners, Inc. EXHIBITS: PARKING: Rules and Regulations None The basic lease information is part of this Lease; however, if any of the basic lease information contradicts any provision of this Lease, the provisions of this Lease will prevail. Landlord and Tenant hereby acknowledges and agrees that the information appearing on this page entitled Basic Lease Information is true and correct as of the Commencement Date shown above. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

LANDLORD:
Movassate Family Trust

By: DocuSigned by: Manou Movassate C7D553F3D1E5403... 8/3/2021

Manou Movassate

TENANT:
Compass Pathways, Inc., a Delaware corporation

By: DocuSigned by: 23D7B9E107174B9... 8/3/2021

Ekaterina Malievskaia

TABLE OF CONTENTS Section Page 1. Premises ............................................................................................................................................ 7 2. Definitions .......................................................................................................................................... 7 3. Term; Delivery of Possession of Premises ....................................................................................... 7 4. Condition of Premises ...................................................................................................................... 7 5. Monthly Rent .................................................................................................................................... 8 6. Security Deposit ............................................................................................................................... 8 7. Additional Rent: Increases in Insurance Expenses and Tax Expenses ........................................... 9 8. Use of Premises; Compliance with Law .......................................................................................... 9 9. Alterations and Restoration ............................................................................................................. 10 10. Repair ............................................................................................................................................. 11 11. Abandonment ................................................................................................................................. 11 12. Liens ............................................................................................................................................... 11 13. Assignment and Subletting ............................................................................................................ 12 14. Indemnification of Landlord ............................................................................................................. 14 15. Insurance ........................................................................................................................................ 14 16. Mutual Waiver of Subrogation Rights ............................................................................................ 15 17. Utilities and Other Building Services .............................................................................................. 16 18. Personal Property and Other Taxes .............................................................................................. 16 19. Rules and Regulations ................................................................................................................... 16 20. Surrender; Holding Over ................................................................................................................. 16 21. Subordination and Attornment ....................................................................................................... 17 22. Financing Condition ........................................................................................................................ 17 23. Entry by Landlord ............................................................................................................................ 17 24. Insolvency or Bankruptcy ............................................................................................................... 18 25. Default and Remedies .................................................................................................................... 18 26. Damage or Destruction ................................................................................................................... 20 27. Eminent Domain ............................................................................................................................. 21 28. Landlord's Liability; Sale of Building ............................................................................................... 21 29. Estoppel Certificates ........................................................................................................................ 22 30. Attorneys' Fees ............................................................................................................................... 22 31. Waiver ............................................................................................................................................. 22 32. Notices ............................................................................................................................................. 22 33. Defined Terms and Section Headings ........................................................................................... 22 34. Time and Applicable Law ............................................................................................................... 22 35. Successors ..................................................................................................................................... 22 36. Entire Agreement; Modifications .................................................................................................... 22 37. Light and Air ..................................................................................................................................... 23 38. Name of Building ............................................................................................................................ 23 39. Severability ..................................................................................................................................... 23 40. Authority .......................................................................................................................................... 23 41. No Offer .......................................................................................................................................... 23 42. Hazardous Substance Disclosure .................................................................................................. 23 43. Real Estate Brokers ........................................................................................................................ 23 44. Counterparts; Exhibits, Riders and Other Attachments ................................................................. 23 45. Joint and Several Liability ............................................................................................................... 23 46. Square Footage ............................................................................................................................... 23 47. New Construction at the Building ………………………………….…………………………………..16 48. Smokefree Policy ………………………………….………………………………..............................16 49. Construction in the Neighborhood ………………………………….……………………………........16 EXHIBITS: DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

A Parking Plan B Rules and Regulations DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

164 Townsend Street, #3 LEASE THIS LEASE is effective as of August 4th, 2021 between Movassate Family Trust (“Landlord”), and Compass Pathways, Inc. a Delaware corporation (“Tenant”). 1. PREMISES: Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on the terms and conditions set forth in this Lease, the space consisting of approximately 2,526 rentable square feet known as Unit #3 (the “Premises”). The Premises are located on the floor specified in Section 2 below of the building (the “Building”) located at 164 Townsend Street, #3, San Francisco, California. The Building, the parcel(s) of land (the “Land”) on which the Building is located and the other improvements on the Land are referred to herein as the “Real Property”. Tenant's lease of the Premises shall include the right to use, in common with others, the lobbies, entrances, stairs, elevator, landscape and plant areas, and other public portions of the Building (the “Common Areas”). Landlord reserves the right to make changes in the Common Areas. All of the windows and outside walls of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electrical equipment or other utilities or Building facilities are reserved solely to Landlord and Landlord shall have rights of access through the Premises for the purpose of operating, maintaining and repairing the same. 2. DEFINITIONS: As used in this Lease, the following terms shall have the meanings specified below: a. Floor on which the Premises are located: Ground. b. Initial Lease Term: One (1) year commencing on August 4th, 2021, (the “Commencement Date”), and ending midnight August 31, 2022, (the “Expiration Date”). c. Total Monthly Rent for Initial Lease Term: Ten Thousand Dollars ($10,000.00). d. Security Deposit: Twenty Thousand Dollars ($20,000.00). e. Business of Tenant: General office use. Tenant shall be restricted to work activities permitted in the Central SOMA-Mixed Use Office district as defined in the San Francisco Planning Code. 3. TERM; DELIVERY OF POSSESSION OF PREMISES. a. Term. The Lease Term shall commence on the Commencement Date and shall expire on the Expiration Date. As used herein, the word “Term” shall be deemed to include the extended lease, if any. b. Delivery of Premises. The Premises shall be delivered to Tenant on the Commencement Date, provided Tenant shall have paid to Landlord the Total Monthly Rent for the first month of the Lease Term and the Security Deposit. However, no delay in delivery of possession of the Premises to Tenant shall operate to change the Commencement Date or Expiration Date of this Lease or amend Tenant's obligations under this Lease. Any delays in delivery of possession of the Premises to Tenant caused by Landlord shall result in a pro-rated adjustment of rent owed to reflect the delay and date of actual delivery. If said delay exceeds a period of 10 business days, Tenant has the option, but is not required, to terminate the lease and will receive an immediate refund of any deposits paid to Landlord. c. Option to Renew. None. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

4. CONDITION OF PREMISES: Except as provide herein below, Tenant accepts the Premises on the Commencement Date in its “as-is, where is” condition. In the event Tenant desires additional improvements, Tenant shall proceed pursuant to Section 9 below. Landlord, at Landlord’s sole cost and expense, shall deliver the Premises with all HVAC, heating, sprinkler and fire systems, roof, skylights, sidewalls, windows, structural systems, doors, entryways, lighting, electrical, plumbing and mechanical systems in good working order. 5. MONTHLY RENT: a. On or before the first day of each calendar month during the Lease Term, Tenant shall pay to Landlord, as monthly rent for the Premises, the Total Monthly Rent specified in Section 2 above and in sub- section (b) below. If the Lease Term commences on a day other than the first day of a calendar month, or terminates on a day other than the last day of a calendar month, then the Total Monthly Rent payable for such partial month shall be appropriately prorated on the basis of a thirty (30) day month. Total Monthly Rent shall be paid by Tenant to Landlord, in advance, without deduction, offset, prior notice or demand, in legal tender of the United States of America at Landlord's office specified in the Basic Lease Information or to such other person or at such other place as Landlord may from time to time designate in writing. Payments made by check must be drawn either on a California institution or a financial institution that is a member of the Federal Reserve System. b. The Total Monthly Rent for the Initial Lease Term shall be: Year One (1): Ten Thousand Dollars ($10,000.00) Tenant shall prepay $9,000 of Total Monthly Rent for the period August 4, 2021 – August 31, 2021 upon Lease Execution. c. All amounts payable by Tenant to Landlord under this Lease in addition to the Total Monthly Rent hereunder shall constitute rent owed by Tenant to Landlord hereunder. d. Tenant acknowledges that late payment of any installment of Total Monthly Rent will cause Landlord to incur costs not contemplated by this Lease and that the exact amount of such costs would be extremely difficult and impracticable to fix. Such costs include processing and accounting charges, late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Real Property and the loss of the use of the delinquent funds. Therefore, if any installment of Total Monthly Rent due from Tenant is not received within five (5) days of the due date (a “Late Payment Event”), Tenant shall pay to Landlord on demand an additional sum of six percent (6%) of the overdue installment, which sum represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. Any rent not paid by Tenant to Landlord within five (5) days of the date due shall bear interest from the date due to the date of payment by Tenant at an annual rate of interest (the “Interest Rate”) equal to the lesser of (i) the maximum annual interest rate allowed by law on such due date, or (ii) the rate of twelve percent (12%) per annum. Failure by Tenant to pay rent pursuant to this Section 5, including any interest accrued under this subsection, shall constitute an Event of Default (as defined in Section 25 below) by Tenant under this Lease. e. Tenant shall pay the Rent herein to Landlord at the time or times and in the manner specified to Chase Bank, or to such other person(s) as Landlord otherwise designates. Landlord reserves the right to demand payment by certified funds (Cashier’s check or money order) upon any Default by Tenant. f. No security or guaranty which may now or hereafter be furnished to Landlord for the payment of rent due under this Lease or for the performance by Tenant of the other terms of this Lease shall in any way be a bar or defense to any of Landlord's remedies set forth in Section 25 below. 6. SECURITY DEPOSIT: Upon execution of this Lease, Tenant shall pay to Landlord the Security Deposit specified in Section 2(d) hereof as security for Tenant's performance of all of the provisions of this Lease. Landlord shall not be required to segregate the Security Deposit from Landlord's other funds and no interest shall accrue or be payable to Tenant with respect thereto. Landlord may (but shall not be required to) use the Security Deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

damage Landlord incurs as a result of Tenant's failure to perform any of its obligations hereunder. In such event and upon written notice from Landlord to Tenant specifying the amount of the Security Deposit so utilized by Landlord and the use for which such amount was used, Tenant shall, within five (5) business days after written demand therefor, deposit with Landlord an amount sufficient to return the Security Deposit to the amount specified in Section 2(d). Tenant's failure to make such payment to Landlord within five (5) business days of Landlord's notice shall constitute an Event of Default under this Lease. If Tenant is not in default at the expiration or termination of this Lease and has restored the Premises in accordance with its surrender obligations set forth herein, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord within thirty (30) days of the expiration or termination of this Lease; provided, however, that in no event shall any such return be construed as an admission by Landlord that Tenant has performed all of Tenant's obligations under this Lease. No holder of a Superior Interest (as defined in Section 21), nor any purchaser of any judicial or private foreclosure sale of the Real Property or any portion thereof, shall be responsible to Tenant for such Security Deposit unless such holder or purchaser shall have actually received the same. 7. ADDITIONAL RENT: All charges payable by Tenant other than the Total Monthly Rent, including late charges and other costs and expenses which Tenant is obligated to pay hereunder, together with interest accrued thereon, and all damages, costs and expenses which Landlord may incur by reason of any default by Tenant, shall be deemed “Additional Rent” and shall be paid in addition to the Total Monthly Rent, and in the event of nonpayment by Tenant, Landlord shall have all rights and remedies with respect thereto as Landlord has for nonpayment of Total Monthly Rent. The term “rent” shall mean Total Monthly Rent and Additional Rent. Building insurance expenses and Building and Land real property tax expenses are intentionally omitted from this Lease and paid by Landlord. See Section 17 for utilities and other Building services. 8. USE OF PREMISES; COMPLIANCE WITH LAW: a. Use of Premises. The Premises shall be used solely for the purposes described in Section 2(e) hereof and for no other use or purpose without the prior written consent of Landlord. If Tenant desires to change such use, Tenant shall first give written notice of such proposed new use to Landlord, and shall not engage in such new use unless and until Landlord gives its written consent thereto, which may be withheld in Landlord’s sole discretion. Tenant shall under all circumstances only use the Premises for Live/Work uses, as defined in Section 2(e). Tenant shall not do or suffer or permit anything to be done in or about the Premises or the Real Property, nor bring or keep anything therein, which would in any way subject Landlord, Landlord's agents or the holder of any Superior Interest to any liability, increase the premium rate of or affect any fire, casualty, liability, rent or other insurance relating to the Real Property or any of the contents of the Building, or cause a cancellation of, or give rise to any defense by the insurer to any claim under, or conflict with, any policies for such insurance. If any act or omission of Tenant results in any such increase in premium rates, Tenant shall pay to Landlord upon demand the amount of such increase. Tenant shall not do or suffer or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, unreasonably disturb or injure them, or use or suffer or permit the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain, suffer or permit any nuisance in, on or about the Premises. Tenant agrees not to handle, store or dispose of any substance on the Premises which is prohibited by federal, state or local law or regulation. Without limiting the foregoing, no loudspeakers or other similar device which can be heard outside the Premises shall, without the prior written approval of Landlord, be used in or about the Premises. Tenant shall not commit or suffer to be committed any waste in, to or about the Premises. b. Compliance with Law. Tenant shall not do or permit anything to be done in or about the Premises which will in any way conflict with any law, ordinance or governmental requirement in force or which may hereafter be enacted. Tenant, at its sole cost and expense, shall promptly comply with all such laws, ordinances and governmental requirements and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to the condition, use or occupancy of the Premises (excluding changes to the Building or Building Systems not related to or affected by Tenant's Alterations [as defined in Section 9 below] and any changes to the Building required by the Americans Disability Act and any regulations promulgated thereunder), or Tenant's particular use of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether or not Landlord is a party thereto, that Tenant has DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

violated any law, ordinance or governmental requirement shall be conclusive of that fact as between Landlord and Tenant. Tenant shall immediately furnish Landlord with any notices received from any insurance company or governmental agency or inspection bureau regarding any unsafe or unlawful conditions within the Premises. c. Hazardous Substances. No hazardous substance, hazardous material, hazardous or toxic waste, infectious substance, petroleum product, contaminant, or pollutant as defined by any local, state or federal law or regulation (“Hazardous Substances”) shall be used, released, or stored upon the Premises without Landlord's prior written consent and Tenant's compliance with any applicable law. In the event Landlord permits Tenant to use or store a Hazardous Substance in the Premises, Tenant shall indemnify, defend, protect, and hold Landlord harmless from any and all liabilities, losses, costs, damages, expenses or claims of whatsoever kind, including any attorneys' fees and costs incurred by Landlord in connection therewith arising from the presence of any such Hazardous Substance(s) in or upon the Premises or Building. Notwithstanding the foregoing, Landlord hereby agrees to indemnify, defend, protect, and hold Tenant harmless from any and all liabilities, losses, costs, damages, expenses or claims of whatsoever kind, including any attorneys’ fees and costs incurred by Tenant therewith, arising from the presence of any Hazardous Substance(s) in or upon the Premises or Building as of the date hereof or any Hazardous Substance(s) migrating into, onto, under, or upon the Premises or Building after the date hereof. 9. ALTERATIONS AND RESTORATION: a. Alterations. Tenant shall not make or suffer to be made any alterations, additions or improvements to the Premises (“Alterations”), except as expressly provided in this Section 9. If Tenant desires to perform any Alteration, Tenant must obtain Landlord's prior written approval of such Alteration and Tenant’s plans and specifications, which approval shall not be unreasonably withheld or delayed. The Alteration shall be made at Tenant's sole cost and expense by a general contractor approved in writing by Landlord in advance and Tenant shall pay Landlord on demand or prior to such construction a reasonable amount determined by Landlord to compensate Landlord for its review of the proposed Alteration (which shall not exceed $500.00) and for other reasonable direct and indirect expenses incurred by Landlord or Landlord's agents in connection with the Alteration (e.g., freight elevator operation, additional cleaning expenses and additional security expenses). All such work shall be performed diligently and in a first-class workmanlike manner and in accordance with plans and specifications approved by Landlord, and shall comply with all applicable laws and Landlord's construction procedures for the Building. In no event shall Tenant employ any person, entity or contractor to perform work in the Premises whose presence may give rise to a labor or other disturbance in the building. Default by Tenant in the payment of any sums agreed to be paid by Tenant for or in connection with an Alteration shall be an Event of Default. Any Alterations shall at once become part of the Building and the property of Landlord, except for any furniture, trade fixtures or equipment of tenant. Tenant shall give Landlord not less than five (5) days prior written notice of the date the construction of the Alteration is to commence. Landlord may post and record an appropriate notice of non-responsibility with respect to any Alteration and Tenant shall maintain any such notices posted by Landlord in or on the Premises. Landlord, in its sole and absolute discretion, may require as a condition to its approval of the Alterations, performance bonds and/or labor and materials payment bonds as designated by Landlord and in amounts satisfactory to Landlord, or such other security as shall be satisfactory to Landlord. Landlord permits Tenant to make the following Improvements to the Premises, at Tenant’s sole cost and expense: 1) Add keycard access to the Premises (provided Landlord is given a copy of the key) 2) Add shelving, art and other decorations to the walls, so long as Tenant does not damage any of the brick or concrete in the Premises. Tenant shall be responsible for removing all items mounted on the walls and repairing any damage prior to the Lease Expiration Date 3) Mount televisions, speakers and other electronics, so long as Tenant does not damage any brick or concrete in Premises. Tenant shall be responsible for removing all items mounted on the walls and repairing any damage prior to the Lease Expiration Date 4) Paint the sheet rock walls within the Premises, but not any brick or concrete. Tenant shall be responsible for restoring the original paint color of the walls prior to the Lease Expiration Date. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

b. Restoration. All Alterations constructed by Tenant shall be removed by Tenant from the Premises at the expiration or sooner termination of this Lease and the Premises shall be restored by Tenant to their condition prior to the making of the Alterations, ordinary wear and tear excepted. The removal of the Alterations and the restoration of the Premises shall be performed by a general contractor selected by Tenant and approved by Landlord, and Tenant shall pay all fees and costs in connection with such work. Any separate work letter or other agreement hereafter entered into between Landlord and Tenant pertaining to Alterations shall be automatically incorporated into this Lease without the necessity for further reference thereto. Prior to the expiration of the Lease, Tenant shall be required to restore the Premises to its original condition (ordinary wear and tear excepted) if tenant performs any alteration during the term and except as otherwise agreed to by landlord. In the event Tenant fails to so restore the Premises, Landlord shall have the right to deduct all restoration costs, plus an administrative fee equal to 10% of such restoration costs, from Tenant’s Security Deposit. c. [Intentionally Deleted.] 10. REPAIR: By taking possession of the Premises, Tenant agrees that the Premises are in good condition and repair, subject to Section 4 herein. Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part thereof (excepting Landlord’s repair obligations set forth in this Section 10) in good condition and repair, damage by fire, earthquake, act of God or the elements and reasonable wear and tear excepted. Tenant waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereinafter in effect. It is specifically understood and agreed that, except as specifically set forth in this Lease, Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Tenant hereby waives the provisions of California Civil Code Sections 1932(l), 1941 and 1942 and of any similar law, statute or ordinance now or hereafter in effect. Landlord, at Landlord's sole cost and expense, shall keep the Building’s load bearing walls, plumbing and electrical facilities located outside the premises, the exterior walls, roof, skylights, exterior windows) and structure in good condition. Tenants agrees to clean, maintain and keep the Premises in good working order and repair when necessary the following: a. All components of the plumbing and sewage systems in the Premises, which are specific to the Tenant’s use and only if such damage or maintenance is associated with the Tenant’s specific use of said systems. Landlord shall not be responsible for backed up toilets, sinks dishwashers or other appliances. b. All fixtures, interior walls, floors, carpets, draperies, window coverings and ceilings in the Premises. c. All interior windows, doors, entrances and plate glass in the Premises. d. All electrical facilities and all equipment in the Premises which are not maintained by Landlord, including all light fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems. e. Any and all items, fixtures or improvements installed by Tenant. 11. ABANDONMENT: Tenant shall not vacate or abandon the Premises at any time during the Lease Term. Abandonment shall be defined as forty-five (45) consecutive days without occupying the Premises.. Tenant understands that if Tenant leaves the Premises vacant, the risk of fire, other casualty and vandalism to the Premises and the Building will be increased. Accordingly, such action by Tenant shall constitute an Event of Default hereunder regardless of whether Tenant continues to pay rent under this Lease. If Tenant abandons or surrenders all or any part of the Premises for forty-five (45) consecutive days or longer or is dispossessed of the Premises by process of law, or otherwise for such period, Tenant’s personal property shall be deemed abandoned. Landlord shall have the right to remove such property from the Premises and charge Tenant for the removal and any restoration of the Premises as provided in Section 9. Notwithstanding the foregoing, neither the provisions of this Section 11 nor any other provision of this Lease shall impose upon Landlord any obligation to care for or preserve any of Tenant's property left upon the Premises, and Tenant hereby waives and releases Landlord from any claim or liability in connection with the removal of such property from the Premises and the storage thereof. 12. LIENS: Tenant shall not permit any mechanic's, materialman's or other liens arising out of work performed at the Premises by or on behalf of Tenant to be filed against the Real Property nor against Tenant's interest in the Premises. Landlord shall have the right to post and keep posted on the Premises any notices DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

which it deems necessary for protection from such liens. If any such lien is filed, Landlord may, upon thirty (30) days written notice to Tenant, without waiving its rights based on such breach by Tenant and without releasing Tenant from any obligations hereunder, pay and satisfy the same and in such event the sums so paid by Landlord shall be due and payable by Tenant immediately without notice or demand, with interest from the date paid by Landlord through the date Tenant pays Landlord, at the Interest Rate, as defined in Section 5(d). 13. ASSIGNMENT AND SUBLETTING: a. Landlord's Consent; Definitions. Tenant acknowledges that the Building is a live/work property occupied by tenants specifically selected by Landlord, and that Landlord has a legitimate interest in the type and quality of such tenants, the location of tenants in the Building and in controlling the leasing of space in the Building so that Landlord can better meet the particular needs of its tenants and protect and enhance the relative image and position of the Building in the market. Landlord and Tenant agree, and the provisions of this Section 13 are intended to so provide, that if Tenant elects to assign this Lease or sublet all or any portion of the Premises, the profits from any increase in the market rental value of the Premises shall be shared equally by Landlord and Tenant. In light of the foregoing, Tenant agrees that except upon Landlord's prior written consent, which consent shall not (subject to Landlord's rights under Section 13(d) below) be unreasonably withheld, conditioned or delayed, neither this Lease nor all or any part of the leasehold interest created hereby shall directly or indirectly, voluntarily or involuntarily, by operation or law or otherwise, be assigned, mortgaged, encumbered or otherwise transferred by Tenant or Tenant's legal representatives or successors in interest (collectively, an “Assignment”) and neither the Premises nor any part thereof shall be sublet or be used or occupied for any purpose by anyone other than Tenant (collectively, a “Sublease”). Tenant agrees that any instrument by which Tenant assigns or sublets all or any portion of the Premises shall expressly provide that the subtenant or assignee may not further assign or sublet the assigned or sublet space, that the assignee or subtenant will comply with all of the provisions of this Lease and that Landlord may enforce the provisions of this Lease directly against such assignee or subtenant. Any attempted Assignment or Sublease without Landlord's prior written consent shall be void and shall constitute an Event of Default. In determining whether to approve a proposed Assignment or Sublease, Landlord may consider a number of factors, including the proposed transferee's reputation and creditworthiness, the character of the business to be conducted by the proposed transferee on the Premises and the effect of such Assignment or Sublease on the tenant mix, and the security and operation cost for the Building. Landlord shall not be obligated to approve an Assignment or Sublease to a current tenant of the Building or a prospective tenant of the Building with whom Landlord is then actively (i.e., within the previous ninety [90] days) and in good faith negotiating. Landlord's foregoing rights and options shall continue throughout the entire Lease Term. For purposes of this Section 13, a transfer of Control (as defined below) of Tenant or any subtenant or assignee, or any entity controlling any of them, in a single transaction or a series of related or unrelated transactions (including, without limitation, by consolidation, merger, acquisition or reorganization), shall be deemed an assignment, except that the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange, shall not be included in determining whether Control has been transferred. "Control" shall mean direct or indirect ownership of fifty percent (51%) or more of all of the voting stock of a corporation or fifty percent (51%) or more of all the legal and equitable interest in any other business entity. If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent directly from the assignee. If the Premises or any part thereof is sublet, Landlord may, upon an Event of Default by Tenant hereunder, collect rent directly from the subtenant. In either event, Landlord may apply the amount collected from the assignee or subtenant to Tenant's monetary obligations hereunder. The consent by Landlord to an Assignment or Sublease hereunder shall not relieve Tenant or any assignee or subtenant from obtaining Landlord's express prior written consent to any other or further Assignment or Sublease, as provided herein. Neither an Assignment or Sublease, nor the collection of rent by Landlord from any person other than Tenant, nor the application of any such rent as provided in this Section 13(a), shall be DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

deemed a waiver of any of the provisions of this Section 13(a) or release Tenant from its obligation to comply with the provisions of this Lease and Tenant shall remain fully and primarily liable for all of Tenant's obligations under this Lease. If Landlord approves of an Assignment or Sublease hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the subtenant or assignee, it being agreed by the parties hereto that any such rights and options are personal to the Tenant originally named herein and may not be transferred. Notwithstanding anything to the contrary contained in this Lease, Tenant may, without Landlord’s prior written consent, but upon notice to Landlord, sublet all or any portion of the Premises or assign Tenant’s interest in this Lease to: (a) a subsidiary, affiliate, parent or other entity to Tenant which controls is controlled by, or is under common control with, Tenant: (b) a successor entity to Tenant resulting from merger, consolidation, non bankruptcy reorganization, or government action; or (c) a purchaser of all or any significant portion of Tenant’s assets (such subletting or assignment shall be referred to herein as “Permitted Transfers”). Transfers of beneficial interests in Tenant shall not constitute “assignments” under this Lease. b. Processing Expenses. Tenant shall pay to Landlord the amount of Landlord's actual, reasonable cost of processing each proposed Assignment or Sublease (including the cost of Landlord's administrative, accounting and clerical time, and any reasonable attorneys' and other professional fees reasonably incurred by Landlord, collectively “Processing Costs”), provided, however, that the Processing Costs shall not typically exceed Five Hundred Dollars ($500.00) for any single proposed Assignment or Sublease, together with the amount of all direct and indirect expenses incurred by Landlord arising from the assignee or sublessee taking occupancy of the subject space. Notwithstanding anything to the contrary herein, Landlord shall not be required to process any request for Landlord's consent to an Assignment or Sublease until Tenant has paid to Landlord the amount of Landlord's estimate of the Processing Costs. c. Consideration to Landlord. In the event of any Assignment or Sublease requiring Landlord’s prior written consent (but not in the event of any Permitted Transfer), Landlord shall be entitled to receive, as additional rent hereunder, 50% of any consideration in excess of the Total Monthly Rent (including payment for leasehold improvements owned by Landlord) paid by the assignee or subtenant for the Assignment or Sublease, and, in the case of a Sublease, 50% of the excess of the amount of rent paid for the sublet space by the subtenant over the total amount of Total Monthly Rent under Section 5 hereof and Additional Rent under Sections 7 and 17 hereof applicable to such sublet space on a pro rata basis (after first deducting Tenant’s costs in connection with assignment or subletting). Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by any such subtenant and assignee which belong to Landlord and shall direct such subtenant or assignee to pay the same directly to Landlord. If there is more than one Sublease under this Lease, the amounts (if any) to be paid by Tenant to Landlord pursuant to the preceding sentence shall be separately calculated for each Sublease, and amounts due Landlord with regard to any one Sublease shall not be offset against rental and other consideration becoming due under any other Sublease. With regard to an approved Assignment or Sublease, Tenant acknowledges that Landlord's agreement to deal directly with the subtenant or assignee with regard to such party's occupancy of the subject premises and the administration of this Lease, without requiring Tenant to monitor or become directly involved in such matters, constitutes appropriate and acceptable consideration for the capture by Landlord of 50% of any rent or consideration paid by the subtenant or assignee in excess of that required to be paid by Tenant under this Lease. d. Procedures. If Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof designating the space proposed to be sublet and the terms proposed. Except for Permitted Transfers, Landlord shall have the prior right and option (to be exercised by written notice to Tenant given within thirty (30) days after receipt of Tenant's notice) either (i) to sublet from Tenant any portion of the Premises proposed by Tenant to be sublet, for the term for which such portion is proposed to be sublet, but at the same rent (including Additional Rent as provided for in Sections 7 and 17 hereof) as Tenant is required to pay to Landlord under this Lease for the same space, computed on a pro rata square footage basis, and during the term of such Sublease Tenant shall be released of its obligations under this Lease with regard to the subject space, or (ii) to approve Tenant's proposal to sublet conditional upon Landlord's subsequent written approval of the specific Sublease obtained by Tenant and the specific subtenant named DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

therein, such approval not to be unreasonably withheld. If Landlord exercises its option described in clause (ii) above, Tenant shall submit to Landlord for Landlord's written approval Tenant's proposed Sublease agreement (in which the proposed subtenant shall be named) together with a current financial statement of such proposed subtenant. If Landlord exercises its option to sublet, Landlord shall not have any liability for any real estate brokerage commission(s) or any of the costs and expenses that Tenant may have incurred in connection with its proposed subletting, and Tenant agrees to indemnify, defend, protect, and hold harmless Landlord from and against any and all claims (including claims for commissions) arising from such proposed subletting (excepting any claims caused by the gross negligence or willful misconduct of Landlord). For purposes of this Section 13(d), a proposed Assignment of this Lease in whole or in part shall be deemed a proposed subletting of such space. For the avoidance of doubt, this Section 13(d) shall not apply to Permitted Transfers. e. Documentation. No permitted Sublease shall be effective until there has been delivered to Landlord a counterpart of the Sublease agreement in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the Sublease agreement. No permitted Assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the Assignment agreement in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the Assignment agreement. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above. f. No Merger. Without limiting any of the provisions of this Section 13, if Tenant has entered into any Sublease of any portion of the Premises, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing Subleases or subtenancies or, at the option of Landlord, operate as an assignment to Landlord of any or all such Subleases or subtenancies. 14. INDEMNIFICATION OF LANDLORD: a. Landlord and the holders of any Superior Interests (as defined in Section 21 hereof) shall not be liable to Tenant, and Tenant hereby waives all claims against such parties for, any loss, injury or other damage to person or property in or about the Premises or the Real Property from any cause whatsoever, including water leakage of any character from the roof, walls, basement or other portion of the Premises or the Real Property, or gas, fire, explosion or electricity within the Premises or the Real Property; provided, however, that the foregoing waiver shall be inapplicable to any loss, injury or damage resulting directly from Landlord's negligence, willful misconduct or default under this Lease. b. Tenant shall hold Landlord and the holders of any Superior Interest, and the constituent shareholders, partners or other owners thereof, and all of their agents, contractors, servants, officers, directors, employees and licensees (hereinafter collectively called the “Indemnitees”) harmless from and indemnify the Indemnitees against any claims, losses, liability, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same, to the extent arising from (a) the acts or omissions of Tenant, Tenant's employees, agents, contractors, licensees, subtenants, customers, guests or invitees in or about the Real Property, (b) any construction or other work undertaken by Tenant on the Premises, whether prior to or during the term of this Lease, (c) any breach or Event of Default under this Lease by Tenant, or (d) any accident, injury or damage, to any person or property, occurring in or about the Premises caused by the intentional acts, negligence, or willful misconduct of Tenant, its employees and others; except to the extent such claims, liability, damages, costs or expenses are caused directly by the negligence, willful acts, of Landlord or any other Indemnitee. In case any action or proceeding be brought against any of the Indemnitees by reason of any such claim or liability, Tenant, upon notice from Landlord, covenants to resist and defend at Tenant's sole expense such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions of this Section 14(b) shall survive the expiration or sooner termination of this Lease. Tenant shall look solely to Landlord’s estate and interest in the Building (or the proceeds thereof) for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord, and no other property or assets of Landlord. 15. INSURANCE: DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

a. Tenant's Insurance. Tenant shall, at Tenant's expense, obtain in a timely fashion and maintain during the Lease Term (and, if Tenant shall occupy or conduct activities in or about the Premises prior to or after the Lease Term, then also during such pre-term or post-term period): (i) comprehensive general liability insurance including contractual liability coverage, with a minimum coverage of One Million Dollars ($1,000,000) per occurrence/Two Million Dollars ($2,000,000) general aggregate, for injuries to, or illness or death of, persons and damage to property occurring in or about the Premises or otherwise resulting from Tenant's operations in the Building, (ii) property insurance protecting Tenant against loss or damage by fire and such other risks as are insurable under then-available standard forms of “all risk” insurance policies (excluding earthquake and flood but including water damage), covering Tenant's property in or about the Premises or the Real Property and also covering any fixtures that may belong to Tenant and any Alterations not in the nature of ordinary office improvements, but excluding the improvements existing in the Premises as of the date of Tenant's initial occupancy of the Premises, for not less than One Hundred percent (100%) of the full replacement value thereof without deduction for depreciation; and (iii) workers' compensation insurance in statutory limits. The above-described comprehensive general liability insurance shall protect Tenant, as named insured, and Landlord using form CG 2011 or equivalent additional insured endorsement, and all the Indemnitees, and any other parties designated by Landlord, as additional insureds; shall insure Landlord's and such other parties' contingent liability with regard to acts or omissions of Tenant; and shall specifically include all liability assumed by Tenant under this Lease (provided, however, that such contractual liability coverage shall not limit or be deemed to satisfy Tenant's indemnity obligations under this Lease). Landlord reserves the right to reasonably increase the foregoing amount of liability coverage from time to time a maximum of twenty five percent (25%) of existing coverage requirements as Landlord's insurance consultant determines is required to adequately protect Landlord and the other parties designated by Landlord from the matters insured thereby. b. Policy Form. Each insurance policy required pursuant to this Section 15 shall be issued by an insurance company licensed to do business in the State of California and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Each insurance policy, other than Tenant's workers' compensation insurance, shall (i) provide that it may not be materially changed, canceled or allowed to lapse unless thirty (30) days prior written notice to Landlord is first given, and (ii) provide that no act or omission of Tenant shall affect or limit the obligations of the insurer with respect to any other insured. Each such insurance policy or a certificate thereof shall be delivered to Landlord by Tenant on or before the effective date of such policy and thereafter Tenant shall deliver to Landlord renewal policies or certificates prior to the expiration dates of expiring policies. Tenant shall not be allowed to take occupancy of the Premises until the required insurance policy has been obtained and delivered to Landlord, however such delay in the occupancy of the Premises shall not delay payment of the Total Monthly Rent. Tenant's failure to obtain the required insurance prior to the Commencement Date of the Lease and failure to subsequently renew insurance prior to its expiration shall constitute an Event of Default. If Tenant has failed to obtain the required insurance within fifteen (15) days of the Commencement Date of the Lease, Landlord shall have the option to terminate the Lease effective immediately. If Tenant fails to renew its insurance prior to its expiration date, Landlord shall assess Tenant a monthly penalty fee equivalent to ten percent (10%) of the Total Monthly Rent until Tenant is in compliance with Section 15 of this Lease. 16. MUTUAL WAIVER OF SUBROGATION RIGHTS: Each party hereto hereby releases the other respective party and, in the case of Tenant as the releasing party, the other Indemnitees, and the respective partners, shareholders, members, agents, employees, officers, directors and authorized representatives of such released party, from any claims such releasing party may have for damage to the Building, the Premises or any of such releasing party's fixtures, personal property, improvements and Alterations in or about the Premises, the Building or the Real Property that is caused by or results from risks insured against under any fire and extended coverage insurance policies actually carried by such releasing party or deemed to be carried by such releasing party; provided, however, that such waiver shall be limited to the extent of the net insurance proceeds payable by the relevant insurance company with respect to such loss or damage. For purposes of this Section 16, Tenant shall be deemed to be carrying any of the insurance policies required pursuant to Section 15 even if not actually carried by Tenant, and Landlord shall be deemed to carry standard fire and extended coverage policies on the Real Property. Each party hereto shall cause each such fire and extended coverage insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against the other respective party and the other aforesaid released parties in connection with any matter covered by such policy. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

17. UTILITIES AND OTHER BUILDING SERVICES: a. Premises Utilities and Services. Tenant shall be responsible for installation and maintenance of any and all data, phone and communications systems. Notwithstanding anything to the contrary stated in the Lease, Tenant shall be responsible for paying all utility bill usage for the Premises during the term of the Lease pursuant to the provisions of this Paragraph. Tenant shall be responsible for the cost of all water, sewer use, gas, heat, electricity, refuse pick-up, janitorial service, telephone, internet and all materials and services or other utilities billed or metered to the Premises and/or Tenant. b. Interruption of Services. In the event of an interruption in, or failure or inability to provide any of the above-described services or utilities due to causes beyond Landlord's control, such interruption, failure or inability shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such interruption, failure or inability. Notwithstanding anything to the contrary herein, in the event an interruption exceeds five (5) working days without restoration Landlord shall agree to an abatement of rent equal to the time period of loss of services. c. Governmental Controls. In the event any governmental authority having jurisdiction over the Real Property or the Building promulgates or revises any law, ordinance or regulation or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Real Property or the Building relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions (collectively “Controls”) or in the event Landlord is required to make alterations to the Real Property or the Building in order to comply with such mandatory or voluntary Controls, Landlord may, in its sole discretion, comply with such Controls or make such alterations to the Real Property or the Building related thereto. Such compliance and the making of such alterations shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including liability for consequential damages or loss of business by Tenant. Landlord shall use reasonable efforts to prevent disruption of Tenant's business. 18. PERSONAL PROPERTY AND OTHER TAXES: Tenant shall pay before delinquency any and all taxes, fees, charges or other governmental impositions levied or assessed against Landlord or Tenant (a) upon Tenant's equipment, furniture, fixtures, improvements and other personal property (including carpeting installed by Tenant) located in the Premises, (b) by virtue of any Alterations made by Tenant to the Premises, and (c) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If any such fee, charge or other governmental imposition is paid by Landlord, Tenant shall reimburse Landlord for Landlord's payment upon demand. Tenant shall not be responsible for paying any real property taxes for the premises or building. 19. RULES AND REGULATIONS: Tenant shall comply with the Rules and Regulations as may be reasonably established, modified or amended by Landlord from time to time. If Tenant's Premises are on the second (or any higher) floor of the Building and Tenant’s specific use of the Premises creates footfall sound transmission nuisances for other tenants in the Building, specifically tenants on the ground floor of the Building, Landlord shall require Tenant to cover not less than 70% of the concrete floors of the Premises with floor coverings such as area rugs, carpets or other sound reducing coverings approved by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of the Rules and Regulations. The initial Rules and Regulations for the Building are attached hereto as Exhibit B. *Item 7 Shall be modified as follows: Tenants shall not mark, drive nails, screw or drill into the walls, woodwork, brick, or concrete or in any way deface the Building or any Premises leased Tenant. Tenant shall have the right to hang electronic equipment and art from sheetrock portions of the walls only. Tenant agrees to fully repair, patch and paint walls damaged by Tenant prior to the Lease Expiration Date. 20. SURRENDER; HOLDING OVER: a. Surrender. Upon the expiration or other termination of this Lease, Tenant shall surrender the Premises and all improvements and Alterations to Landlord broom-clean and in their original condition, ordinary DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

wear and tear excepted, and Tenant shall remove from the Premises all of Tenant's personal property and trade fixtures. If such removal is not completed at the expiration or other termination of this Lease, Landlord may remove the same at Tenant's expense. Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense. The removal of Alterations from the Premises shall be governed by Section 9 hereof Tenant's obligations under this Section shall survive the expiration or other termination of this Lease. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. b. Holding Over. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Lease, Tenant’s continued possession shall be on the basis of a tenancy at sufferance and Tenant shall pay as Total Monthly Rent during the holdover period an amount equal to one hundred fifty percent (150%) of the then current Total Monthly Rent and Additional Rent payable under this Lease for the last full month prior to the date of such expiration. Tenant’s failure to restore the Premises to the condition required by subsection (a) above on or before the expiration or earlier termination of this Lease shall constitute a constructive possession of the Premises. 21. SUBORDINATION AND ATTORNMENT: This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease covenants, conditions and restrictions (“CC&Rs”) or like encumbrance affecting any part of the Real Property or any interest of Landlord therein which is now existing or hereafter executed or recorded (any of the foregoing being a “Superior Interest”) without the necessity of any further documentation evidencing such subordination; provided, however, that as a condition precedent to the foregoing, Tenant’s occupancy of the Premises shall not be disturbed for so long as Tenant is not in default under this Lease beyond any applicable notice and cure periods. Notwithstanding the foregoing, Tenant shall, upon Landlord's request, execute and deliver to Landlord a commercially reasonable document (submitted to Tenant by Landlord) evidencing the subordination of this Lease to a particular Superior Interest. If the interest of Landlord in the Real Property or the Building is transferred to any person (“Purchaser”) pursuant to or in lieu of proceedings for enforcement of any encumbrance, Tenant shall immediately and automatically attorn to the Purchaser, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth in this Lease. 22. FINANCING CONDITION: If any lender which intends to make a loan to Landlord and take a mortgage or deed of trust encumbering the Real Property should require, as a condition to such financing, execution by Tenant of an agreement requiring Tenant to send such lender written notice of any default by Landlord under this Lease if and at the same time Tenant gives Landlord notice, giving such lender the right to cure such default until such lender has completed foreclosure, and preventing Tenant from terminating this Lease unless such default remains uncured after foreclosure has been completed, then Tenant agrees to execute and deliver such agreement as required by such lender. Tenant acknowledges and agrees that its failure to execute any such agreement required by such lender may cause Landlord serious financial damage by causing the failure of a financing transaction and such failure shall give Landlord all of its rights and remedies under Section 25 hereof, after applicable notice and cure periods set forth therein. 23. ENTRY BY LANDLORD: Landlord may, upon not less than 24 hours written notice to Tenant, except in the case of emergency, enter the Premises to (a) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (b) supply janitorial and any other service Landlord is required to provide hereunder, (c) show the Premises to prospective purchasers, lenders or tenants, (d) post notices of non-responsibility, and (e) alter, improve or repair the Premises or any portion of the Real Property if necessary to comply with current building codes or other applicable law or required under this Lease. In connection with any such alteration, improvement or repair, Landlord may erect in the Premises or elsewhere in the Real Property scaffolding and other structures reasonably required for the work to be performed. In no event shall Tenant's rent abate as a result of any such entry or work; provided, however, that all such work shall be done in such a manner as to cause as little interference to Tenant as reasonably possible. Except in the event of Landlord's gross negligence or willful misconduct, Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises as provided in this Section 23. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises, except Tenant's vaults and safes. If an emergency necessitates immediate access to the Premises, DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

Landlord may use whatever force is reasonably necessary to enter the Premises and any such entry to the Premises shall not constitute a forcible or unlawful entry into the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises, or any portion thereof. In making any entry into the Premises, Landlord shall use reasonable efforts to minimize interference with Tenant’s use of the Premises, access to the Premises, and conduct of business in the Premises. 24. INSOLVENCY OR BANKRUPTCY: The occurrence of any of the following shall constitute an Event of Default under Section 25 hereof: a. Tenant ceases doing business as a going concern, makes an assignment for the benefit of creditors, is adjudicated as insolvent, files a petition (or files an answer admitting the material allegations of such petition) seeking for Tenant any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any state or federal bankruptcy or other law, or consents to or acquiesces in the appointment, pursuant to any state or federal bankruptcy or other law, of a trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets. b. Tenant fails within sixty (60) days after the commencement of any proceedings against Tenant seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any state or federal bankruptcy or other law, to have such proceedings dismissed, or Tenant fails, within sixty (60) days after an appointment pursuant to any state or federal bankruptcy or other law without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated; c. Tenant is unable, or admits in writing its inability, to pay its debts as they mature; or d. Tenant gives notice to any governmental body of its insolvency or pending insolvency, or of its suspension or pending suspension of operations. In no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceedings, nor shall any rights or privileges hereunder be an asset of Tenant, the trustee, debtor-in-possession, or the debtor's estate in any bankruptcy, insolvency or reorganization proceedings. 25. DEFAULT AND REMEDIES: a. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” by Tenant: (i) Tenant fails to pay rent or other sums as and when due for more than five (5) days after written notice from Landlord of failure to pay when due hereunder (provided that no notice is required after the second such default in any year). (ii) Tenant fails to comply with any other provision of this Lease in the manner and within the time required after ten (10) days written notice from Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within a ten (10) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible, but not more than thirty (30) days from the original notice, after which time Tenant shall be considered in default. (iii) Tenant fails to occupy and use the Premises for fifteen (15) consecutive days while in default of any provision of this Lease, which failure shall be deemed an abandonment of the Premises by Tenant, unless due to casualty or permitted Alterations. (iv) Tenant violates the provisions of Section 24 hereof beyond any applicable cure period. b. Remedies. Upon the occurrence of an Event of Default, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative, to the extent not resulting in a duplicative recovery, and nonexclusive, without any notice or demand whatsoever: (i) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including its re-entry into the Premises, its reletting of the Premises for Tenant's account, or its exercise of any other rights and remedies under this Section 25, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including the following: (A) the reasonable cost of recovering the Premises; plus (B) the reasonable cost of removing Tenant's Alterations, trade fixtures and improvements; plus (C) all unpaid rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in Section 25(b)(ii) below, together with interest at the Interest Rate on such sums from the date such rent is due and payable until the date of the reward of damages; plus (D) the amount by which the rent which would be payable by Tenant hereunder, as reasonably estimated by Landlord, from the date of termination until the date of the award of damages, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided together with interest at the Interest Rate on such sums from the date such rent is due and payable until the date of the award of damages; plus (E) the amount by which the rent which would be payable by Tenant hereunder, as reasonably estimated by Landlord, for the remainder of the Lease Term after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus (F) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. (ii) Landlord may continue this Lease in full force and effect and may enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (A) first, to the payment of the commercially reasonable costs, actually incurred by Landlord, of maintaining, preserving, altering and preparing the Premises for subletting, and other commercially reasonable costs of subletting, including brokers' commissions, attorneys' fees and expenses of removal of Tenant's personal property, trade fixtures and Alterations; (B) second, to the payment of rent then due and payable hereunder; (C) third, to the payment of future rent as the same may become due and payable hereunder; and (D) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the Lease Term. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises and subject to Section 13 and the options granted to Landlord thereunder, Landlord shall not unreasonably withhold its consent to an assignment or sublease of Tenant's interest in the Premises or in this Lease. (iii) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all of Tenant's personal property, Alterations and trade fixtures from the Premises and store them at Tenant's risk and expense. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after written demand therefor and/or to pay any rent then due, then after the property has been stored for a period of thirty (30) days or more, Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale and subject to all applicable laws and regulations. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, the preparation for and the conducting of such sale, and for reasonable attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in Section 25(b)(ii) above. Except to the extent caused by the negligence or willful misconduct of Landlord, Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Section 25, and except to the extent caused by the negligence or willful misconduct of Landlord, Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord. (iv) Landlord may require Tenant to remove any and all Alterations from the Premises or, if Tenant fails to do so within thirty (30) days after Landlord's request, Landlord may do so at Tenant's expense. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall not be required to remove any Alterations unless Landlord provides notice to Tenant of such required removal concurrently with its approval of any such Alteration. (v) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any commercially reasonable expense in curing the Event of Default, Tenant shall reimburse Landlord upon written demand for the amount of such payment or expense with interest at the Interest Rate specified in Section 5 from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant. Any amount due Landlord under this subsection shall constitute Additional Rent. (vi) Landlord must attempt to mitigate damages and must provide proof of the same to Tenant upon request. 26. DAMAGE OR DESTRUCTION: If all or a part of the Premises or the Real Property are damaged by fire or other casualty, and the damage can, in Landlord's commercially reasonable opinion, be repaired within sixty (60) days of the damage, then Landlord shall repair the damage and this Lease shall remain in full force and effect. If the repairs cannot, in Landlord's opinion, be made within the sixty (60) day period, Landlord shall have the option to terminate this Lease as of the date specified by Landlord in written notice to Tenant, which date shall be not less than thirty (30) days nor more than sixty (60) days after the date such notice is given, and this Lease shall terminate on the date specified in the notice. Landlord shall, as soon as is practicable (but no later than twenty one (21) days after such damage occurs), give Tenant notice of the estimated time to repair such damage. If such estimate is longer than sixty (60) days, Tenant may terminate this Lease by written notice to Landlord given within fifteen (15) days of receipt of Landlord’s repair estimate. If fire or other casualty damages the Premises or the Common Areas of the Real Property necessary for Tenant's use and occupancy of the Premises, and the damage does not result from the negligence or willful misconduct of Tenant or Tenant's agents, employees, contractors, licensees or invitees, then during the period the Premises or any part thereof are rendered unusable by such damage and repair, Tenant's Monthly Rent and Additional Rent shall be proportionately reduced based upon the extent to which the damage and repair prevents Tenant from conducting its business at the Premises. Landlord shall not be obligated to repair or replace any of DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

Tenant's movable furniture, equipment, trade fixtures, and other personal property, nor any Alterations installed in the Premises by Tenant, and Tenant shall, at Tenant's sole cost and expense, repair and replace such items. All such repair and replacement of Alterations shall be constructed in accordance with Section 9 hereof regarding Alterations. A total destruction of the Building shall automatically terminate this Lease. Tenant hereby waives California Civil Code Sections 1932(2) and 1933(4), providing for termination of hiring upon destruction of the thing hired, and Sections 1941 and 1942 providing for repairs to and of premises. 27. EMINENT DOMAIN: a. If all or any part of the Premises are taken by any public or quasi-public authority under the power of eminent domain, or any agreement in lieu thereof (a “taking”), this Lease shall terminate as to the portion of the Premises taken effective as of the date of taking. If only a portion of the Premises is taken, Landlord or Tenant may terminate this Lease as to the remainder of the Premises upon written notice to the other party within ninety (90) days after the taking. Landlord shall be entitled to all compensation, damages, income, rent awards and interest thereon whatsoever which may be paid or made in connection with any taking and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term or of any of the improvements or Alterations in the Premises. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Monthly Rent and Additional Rent shall be equitably reduced. If all or any part of the Real Property other than the Premises is taken, Landlord may terminate this Lease upon written notice to Tenant given within sixty (60) days after the date of taking. b. Notwithstanding the foregoing, if all or any portion of the Premises is taken for a period of time ending prior to the end of the Lease Term, this Lease shall remain in full force and effect and Tenant shall continue to pay all rent (only with respect to the portion of the Premises not taken) and to perform all of its obligations under this Lease (only with respect to the portion of the Premises not taken); provided, however, that Tenant shall be entitled to all compensation, damages, income, rent awards and interest thereon that is paid or made in connection with such temporary taking, except that any such compensation in excess of the rent or other amounts payable to Landlord hereunder shall be promptly paid over to Landlord as received. Landlord and Tenant each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future law, ordinance or governmental regulation providing for, or allowing either party to petition the courts of the state in which the Real Property is located for, a termination of this Lease upon a partial taking of the Premises and/or the Building. 28. LANDLORD'S LIABILITY; SALE OF BUILDING: The term “Landlord”, as used in this Lease, shall mean only the owner or owners of the Real Property at the time in question. Notwithstanding any other provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Real Property as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's shareholders, members, directors, officers or partners on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Real Property, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance and relieved of liability for any consequential damages and property damage suffered by Tenant. Upon any conveyance of title to the Real Property, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this Section 28. If Tenant provides Landlord with any security for Tenant's performance of its obligations hereunder, and Landlord transfers such security to the grantee or transferee of Landlord's interest in the Real Property, Landlord shall be released from any further responsibility or liability for such security. Wherever in this Lease Tenant (a) releases Landlord from any claim or liability, (b) waives or limits any right of Tenant to assert any claim against Landlord or to seek recourse against any property of Landlord or (c) agrees to indemnify Landlord against any matters, the relevant release, waiver, limitation or indemnity shall run in favor of and apply to Landlord, the constituent shareholders, members, partners or other owners of Landlord, and the directors, officers, employees, members and agents of Landlord. Transferees of the Landlord’s interest shall not modify Tenant’s lease, except in regards to the Landlord, Landlord’s address for notices. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

29. ESTOPPEL CERTIFICATES: At any time and from time to time, upon fifteen (15) days prior notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement certifying to the best of Tenant's knowledge the Commencement Date of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of each such modification), that Landlord is not in default under this Lease (or, if Landlord is in default, specifying the nature of such default), that Tenant is not in default under this Lease (or if Tenant is in default, specifying the nature of such default), the current amounts of and the dates to which the Monthly Rent and Additional Rent have been paid, and setting forth such other matters as may be reasonably requested by Landlord. Any such statement may be conclusively relied upon by a prospective purchaser of the Real Property or by a lender obtaining a lien on the Real Property as security. If Tenant fails to comply with any of its obligations under this Section 29, except to the extend caused by the negligence or willful acts of Landlord, Tenant shall indemnify, defend, protect, and hold harmless Landlord from and against any and all losses, costs, damages, liabilities, claims and expenses (including attorneys’ fees) arising from such failure. 30. ATTORNEYS' FEES: In the event of any action or proceeding between Landlord and Tenant (including an action or proceeding between Landlord and the trustee or debtor-in-possession while Tenant is a debtor in a proceeding under any bankruptcy law) to enforce any provision of this Lease, the losing party shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and expenses, incurred in such action and in any appeal in connection therewith by such prevailing party. 31. WAIVER: No provisions of this Lease shall be deemed waived by Landlord unless such waiver is in writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payment of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's non-payment of the accepted sums, and no endorsement or statement accompanying or upon any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. 32. NOTICES: All notices and demands which are required or permitted to be given by either party hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be delivered personally or sent by United States mail, postage prepaid, addressed to Tenant at the Premises, or to such other place as Tenant may from time to time designate by notice to Landlord hereunder. All notices and demands by Tenant to Landlord shall be sent by United States mail, postage prepaid, addressed to Landlord at the address set forth in the Basic Lease Information, or to such other place as Landlord may from time to time designate by notice to Tenant hereunder. 33. DEFINED TERMS AND SECTION HEADINGS: When required by the contents of this Lease, the singular includes the plural. The headings and titles to the Sections of this Lease are for convenience only and are not to be used to interpret or construe this Lease. Wherever the term “including, “includes” or “include” is used in this Lease it shall be construed as if followed by the phrase “without limitation”. 34. TIME AND APPLICABLE LAW: Time is of the essence of this Lease and of each and all of its provisions. This Lease shall be governed by and construed in accordance with the laws of the State of California. 35. SUCCESSORS: Subject to the provisions of Sections 13 and 28 hereof, the covenants and conditions hereof shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto. 36. ENTIRE AGREEMENT; MODIFICATIONS: This Lease (including any exhibit, rider or attachment hereto) constitutes the entire agreement between Landlord and Tenant with respect to Tenant's lease of the Premises. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Real Property or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

37. LIGHT AND AIR: Tenant agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent hereunder, result in any liability of Landlord to Tenant, or in any other way affect this Lease. 38. NAME OF BUILDING: Tenant shall not use the name or address of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises without the written consent of Landlord. Landlord reserves the right to change the name or street address of the Building at any time by written notice to Tenant and Landlord shall not be liable to Tenant for any loss, cost or expense on account of any such change of name or street address. 39. SEVERABILITY: If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. 40. AUTHORITY: If Tenant or Landlord is a corporation, limited liability company, partnership, trust, association or other entity, Tenant or Landlord and each person executing this Lease on behalf of either party hereby covenants and warrants that such party (a) is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) has and is duly qualified to do business in California, (c) has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all its obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of either party is duly and validly authorized to do so. 41. NO OFFER: Submission of this instrument for examination and signature by Tenant does not constitute a reservation of or option for lease, and is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. 42. HAZARDOUS SUBSTANCE DISCLOSURE: California law requires landlords to disclose to tenants the existence of certain hazardous substances. Accordingly, Landlord hereby discloses that tobacco smoke may exist at the Building. Although smoking is prohibited in private and common areas of the Building, these areas may, from time to time, be exposed to tobacco smoke. Landlord covenants to comply, at Landlord's sole cost and expense, during the Lease Term with all local, state and federal laws and regulations requiring disclosure to tenants regarding the existence of hazardous substances within the Building. 43. REAL ESTATE BROKERS: Each party shall hold the other harmless from and indemnify and defend the other against any and all claims by any real estate broker or salesman other than the Real Estate Broker identified in the Basic Lease Information for a commission, finder's fee or other compensation as a result of Tenant's entering into this Lease. Any brokerage commission due to the Real Estate Broker shall be paid by Landlord pursuant to a separate agreement. The provisions of this Section 43 shall survive the expiration or earlier termination of this Lease. 44. COUNTERPARTS; EXHIBITS, RIDERS AND OTHER ATTACHMENTS: This Lease may be executed in two or more counterparts, but all of such counterparts taken together shall constitute one and the same instrument. In the event of any variation or discrepancy the duplicate original hereof including such Exhibits, Riders and attachments, if any, held by Landlord shall control. 45. JOINT AND SEVERAL LIABILITY: If Tenant is composed of more than one signatory to this Lease, each signatory shall be jointly and severally liable with each other signatory for payment and performance according to this Lease. 46. SQUARE FOOTAGE: Any references or statements of square footage are for convenience only. No agent of this Lease, including the Rent and Additional Rent, is dependent on square footage computations. 47. SMOKEFREE POLICY: Due to the increased risk of fire, and the known health effect of secondhand tobacco smoke, smoking is prohibited in any area of the property, both private and DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

common, whether enclosed or outdoors. This policy applies to all owners, tenants, guests and servicepersons. Tenant’s initials _______ THIS LEASE IS EXECUTED by Landlord and Tenant as of the date first set forth above. LANDLORD: TENANT: Movassate Family Trust Compass Pathways, Inc., a Delaware corporation By: By: DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F Ekaterina Malievskaia 8/3/20218/3/2021 Manou Movassate

ADDENDUM Restrictions and conditions have been placed on this property of which notice is hereby given: a. Section 102.13 limits residential occupancy to not more than four adults and defines live/work units as a combination of a residential living space with an integrated work space principally used by one or more of the residents. b. The live/work unit shall be occupied by a tenant whose primary non-residential activity in the unit is an activity as defined in Section 817 of the City Planning Code. c. At least one occupant of each of the live/work units, whether occupying the unit as an owner or tenant, shall hold and maintain a valid and active San Francisco Business License, registered for the project location. d. The Tenant shall meet these and all other applicable provisions of the City Planning Code. The project shall meet these and all other applicable provisions of the City Planning Code. Tenant’s Initials Landlord’s Initials DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

EXHIBIT A RULES AND REGULATIONS DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

Page 1 of 2 RULES AND REGULATIONS FOR THE BUILDING ATTACHED TO AND MADE A PART OF THIS LEASE 164 Townsend Street, San Francisco, CA 1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the Building or exterior of the Premises leased to tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. 2. Except as provided or required by Landlord in accordance with Building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises. 3. The bulletin board or directory of the Building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to all Tenants. 4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the Building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the Building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the Building unless expressly so authorized by Landlord. 5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any Premises leased to Tenant. Each Tenant shall be provided with two (2) keys accessing both the unit and the entry gates. Additional keys may be provided to Tenant, at the request of Tenant, provided that Tenant pays Landlord a $25.00 deposit for each additional key, up to a maximum deposit of $150.00. If all keys provided to Tenant are not returned to Landlord at the end of the Lease Term, then Landlord shall retain the full key deposit to allow for building re- keying as may be required by Landlord. 6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the Building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls or other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense. 7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork, brick, concrete or plaster or in any way deface the Building or any Premises leased Tenant. 8. Furniture, freight or equipment of every kind shall be moved into or out of the Building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the Building or Premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant. 9. No Tenant shall employ any person, other than the janitor provided by Landlord, for the purposes of cleaning the Premises occupied by such Tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person shall be permitted to enter the Building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of property on the Premises, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services. 10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the Building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the Premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in any way with other Tenants or persons having business in the Building; or bring or keep or permit to be brought or kept in the Building any animal life form, other than human, except seeing-eye dogs when in the company of their masters. 11. No Tenant shall use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of customary office equipment, or, without Landlord's prior written approval, use any method of heating or air- conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F

Page 2 of 2 interfere in any way with other Tenants or those having business therein. Tenant must comply with any government imposed codes and regulations concerning the use or storage of any substances on the Premises. 12. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to Premises occupied by Tenants shall be subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment. 13. No Tenant shall affix any floor covering in any manner except as approved by the Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused. 14. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord. 15. The exterior, general entrance doors to the Building shall remain locked from the outside at all times, unless otherwise determined by the Landlord. No Tenant shall cause the doors to remain in the unlocked or open position, thereby sacrificing the general security of the building. 16. Landlord may exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building. 17. The word "Building" as used in these rules and regulations means the Building of which a part of the Premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the Building for any loss, cost, expense, damage or liability, including attorneys' fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord or non-compliance by any other Tenant shall not be a ground for termination of the Lease to which these rules and regulations are attached by the Tenant thereunder. 18. Each Tenant shall maintain the portions of its Premises which are visible from outside of the Building or from hallways or other public areas of the Building, in a neat, clean and orderly condition. 19. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of the Landlord's standard window covering and shall in no way be visible from the exterior of the Building. 20. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building without prior written consent of Landlord. 21. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into the Building or kept in or about the Premises. 22. Each Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at such times as Landlord shall designate. 23. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in or about the Building are prohibited, and each Tenant shall cooperate to prevent same. 24. Landlord performs repairs and improvements to the Building on a regular basis. Tenant is aware of the possible noise and minor inconveniences associated with repairs and improvements, and will cooperate with Landlord whenever reasonable. Landlord shall coordinate all repairs and improvements which could create possible inconveniences, so as to minimize disruption to any tenants. 25. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations against any or all of the Tenants of the Building. 26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of Premises in the Building. 27. No smoking is allowed in the interior or exterior common areas of the building. 28. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein. DocuSign Envelope ID: 1AC05A27-169C-49BD-A126-CEABEEE5D22F